Exhibit 10.3

FORM OF STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) is dated as of [    ], 2011, by and among Arbolada Capital Management Company, a Delaware corporation (the “Issuer”), TCW Capital Investment Corporation, a California corporation (“TCWCIC”), and the individuals named on Schedule 1 hereto (together with TCWCIC, the “Purchasers”).

W I T N E S S E T H:

WHEREAS, the Issuer is entering into an underwriting agreement on the date hereof (the “Underwriting Agreement”), a copy of which is attached as Annex I hereto, with the underwriters named therein (the “Underwriters”) pursuant to which the Issuer will, subject to the satisfaction of the terms and conditions set forth in the Underwriting Agreement, issue and sell to the Underwriters [            ] shares (the “IPO Shares”) of common stock, par value $0.01 per share, of the Issuer (the “Common Stock”) in connection with an offering to the public (the “IPO”) of the IPO Shares for $[            ] per share (the “IPO Price”); and

WHEREAS, subject to and concurrent with the consummation of the Issuer’s agreement to issue and sell the IPO Shares to the Underwriters upon the satisfaction of the terms and conditions set forth in the Underwriting Agreement, the Purchasers desire to purchase an aggregate of [            ] shares of Common Stock at the IPO Price in the amounts per Purchaser set forth on Schedule 1 hereto, and the Issuer desires to issue and sell such shares to the Purchasers.

NOW THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE

1.1 Purchase and Sale of Subject Shares. Subject to (a) the terms and conditions set forth in this Agreement and (b) concurrent with the consummation of the Issuer’s agreement to issue and sell the IPO Shares to the Underwriters upon the satisfaction of the terms and conditions set forth in the Underwriting Agreement (the “IPO Closing”), the Issuer agrees to issue to the Purchasers an aggregate of [            ] shares of Common Stock (the “Subject Shares”), and the Purchasers agree severally and not jointly to purchase the Subject Shares in the amount per Purchaser set forth on Schedule 1 hereto, for a price per share equal to the IPO Price, which in the aggregate equals $[            ] (the “Subject Shares Purchase Price”).

1.2 Closing. Subject to the terms and conditions of this Agreement and concurrent with the IPO Closing, the closing of the purchase and sale of the Subject Shares (the “Closing”) shall take place on the date of the IPO Closing at the offices of counsel to the Issuer, Skadden, Arps, Slate, Meagher & Flom LLP, located at Four Times Square, New York, New York 10036, or at such other place as the parties to such closing shall agree in writing.

1.3 Delivery at Closing. At the Closing, (a) Purchasers shall deliver to the Issuer the Subject Shares Purchase Price by wire transfer of immediately available funds to an account designated by the Issuer in writing, and (b) the Issuer shall deliver to the Purchasers either certificates representing the Subject Shares or evidence of the issuance of the Subject Shares in uncertificated form.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE ISSUER

The Issuer represents and warrants to the Purchasers as follows:

2.1 Formation and Good Standing. The Issuer is a corporation duly incorporated and is validly existing in good standing under the laws of the State of Delaware.

2.2 Authorization and Validity of Agreements. The Issuer has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance by the Issuer of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action of the Issuer. This Agreement constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its respective terms.

2.3 No Conflicts; Consents. The execution, delivery and performance of this Agreement by the Issuer and the consummation by the Issuer of the transactions contemplated hereby do not and will not conflict with, contravene, result in a violation or breach of or default under (with or without the giving of notice or the lapse of time, or both), permit any party to terminate, amend or accelerate the provisions of, or result in the imposition of any claim, lien, pledge, deed of trust, option, charge, security interest, hypothecation, encumbrance, right of first offer, voting trust, proxy, right of third parties or other restriction or limitation of any nature whatsoever (each, a “Lien”), or any obligation to create any Lien, upon any of the property or assets of the Issuer under (a) any contract, agreement, indenture, letter of credit, mortgage, security agreement, pledge agreement, deed of trust, bond, note, guarantee, surety obligation, warranty, license, franchise, permit, power of attorney, lease, instrument or other agreement (each, a “Contract”) to which the Issuer is a party or by which any of its property or assets may be bound or (b) any provision of the organizational document of the Issuer.

2.4 Exemption from Registration; No Integration; No General Solicitation.

(a) Subject to the accuracy of the representations and warranties of the Purchasers, it is not necessary in connection with the offer, sale and delivery of the Subject Shares to the Purchasers in the manner contemplated by this Agreement to register the Subject Shares under the Securities Act of 1933 (the “Securities Act”).

(b) Neither the Issuer nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act) of the Issuer has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Subject

Shares in a manner that would require the registration under the Securities Act of the Subject Shares or (ii) offered, solicited offers to buy or sold the Subject Shares by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

TCWCIC represents and warrants to the Issuer as follows:

3.1 Formation and Good Standing. TCWCIC is a corporation duly incorporated and is validly existing and in good standing under the jurisdiction and laws of the State of California.

3.2 Authorization and Validity of Agreements. TCWCIC has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance by TCWCIC of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action of TCWCIC. This Agreement constitutes a legal, valid and binding obligation of TCWCIC, enforceable against TCWCIC in accordance with its respective terms.

Each Purchaser severally and not jointly represents and warrants to the Issuer as follows:

3.3 No Conflicts; Consents. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby do not and will not conflict with, contravene, result in a violation or breach of or default under (with or without the giving of notice or the lapse of time, or both), permit any party to terminate, amend or accelerate the provisions of, or result in the imposition of any Lien (or any obligation to create any Lien) upon any of the property or assets of the Purchaser under (a) any Contract to which the Purchaser is a party or by which any of its property or assets may be bound or (b) any provision of the organizational document of the Purchaser, if applicable.

3.4 Investment Purpose; Accredited Purchaser; Access to Information.

(a) The Purchaser hereby acknowledges that the Subject Shares have not been registered under the Securities Act and may not be offered or sold except pursuant to registration or to an exemption from the registration requirements of the Securities Act and that the certificates, if any, evidencing the Subject Shares will bear a legend to that effect. The Subject Shares to be acquired by the Purchaser pursuant to this Agreement are being acquired for its own account and with no intention of distributing or reselling the Subject Shares or any part thereof in any transaction that would be in violation of the securities laws of the United States, any state of the United States or any foreign jurisdiction. The Purchaser further agrees that it has not entered and prior to the Closing will not enter into any Contract with respect to the distribution, sale, transfer or delivery of the Subject Shares.

(b) The Purchaser is an “accredited investor” as such term is defined in Section 2(15) of the Securities Act and within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

(c) The Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks involved in purchasing the Subject Shares and to make an informed decision relating thereto. The Purchaser has been furnished with the materials relating to the business, operations, financial condition, assets, liabilities of the Issuer and other matters relevant to Purchaser’s investment in the Subject Shares, which have been requested by the Purchaser. The Purchaser has had adequate opportunity to ask questions of, and receive answers from, the officers, employees, agents, accountants and representatives of the Issuer concerning the business, operations, financial condition, assets and liabilities of the Issuer and all other matters relevant to its investment in the Subject Shares.

(d) Each Purchaser has a substantive, pre-existing relationship with the Issuer and was directly contacted by the Issuer or the Issuer’s agents outside of the IPO effort. No Purchaser was identified or contacted through the marketing of the IPO. No purchaser independently contacted the Issuer as a result of the general solicitation by means of a registration statement.

ARTICLE IV

COVENANTS

4.1 Registration Rights. Subject to the occurrence of the IPO Closing and the Closing, each of the parties hereto covenants to enter into that certain Registration Rights Agreement, a copy of which is attached as Annex II hereto, with respect to the Subject Shares.

4.3 Further Assurances. Each party hereto shall execute and deliver such instruments and take such other actions prior to or after the Closing as any other party may reasonably request in order to carry out the intent of this Agreement, including without limitation obtaining any required consents or approvals from third parties.

ARTICLE V

CONDITIONS PRECEDENT TO THE OBLIGATIONS

5.1 Mutual Conditions. The obligations of the Issuer and the Purchasers to consummate the purchase and sale of the Subject Shares contemplated hereby are subject to the following conditions: (a) completion of all closing conditions to the IPO, (b) the absence of any order, decree, judgment or injunction of a court of competent jurisdiction or other governmental or regulatory authority precluding the consummation of the purchase and sale of the Subject Shares contemplated hereby, and (c) there shall not have been any action taken or any statute, rule or regulation enacted, promulgated or deemed applicable to, the purchase and sale of the Subject Shares contemplated hereby by any court, governmental agency or regulatory or administrative authority that makes consummation of such transactions illegal.

5.2 Conditions to the Obligations of the Issuer. The obligation of the Issuer under this Agreement to consummate the purchase and sale of the Subject Shares to each Purchaser contemplated hereby are subject to the fulfillment (or waiver by the Issuer) of the conditions that (a) the representations and warranties of such Purchaser contained in or made pursuant to this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true and accurate, and (b) such Purchaser shall have performed and complied in all material respects with all agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

5.3 Conditions to the Obligations of the Purchaser. The obligation of each Purchaser under this Agreement to consummate the purchase of the Subject Shares contemplated hereby is subject to the fulfillment (or waiver in writing by such Purchaser) of the condition that (a) all representations and warranties of the Issuer shall be deemed to have been made again at and as of the Closing and shall then be true and accurate, and (b) the Issuer shall have performed and complied in all material respects with all agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VI

MISCELLANEOUS

6.1 Termination. This Agreement shall be terminated prior to the consummation of the transactions contemplated hereby if, prior to the consummation of the IPO Closing, the Underwriting Agreement is terminated pursuant to its terms. In the event of any termination of this Agreement, this Agreement shall become void and have no effect, without any liability to any person in respect hereof on the part of any party hereto, except for any liability resulting from such party’s breach of this Agreement prior to such termination.

6.2 Survival. Each of the representations and warranties contained in this Agreement shall survive indefinitely. Each of the covenants contained in this Agreement shall survive the Closing until performed in accordance with its terms.

6.3 Amendments; Waivers. The provisions of this Agreement may not be amended or modified except by a writing signed by each of the parties. No waiver of any term or condition hereof or obligation hereunder shall be valid unless made in writing and signed by the party to which performance is due.

6.4 Severability of Provisions. Each provision of this Agreement shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement which are valid, enforceable and legal.

6.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflict of laws principles thereof (other than Section 5-1401 of the General Obligations Law) that would cause the application of the laws of another jurisdiction.

6.6 Waiver of Trial By Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

6.7 Remedies and Waivers. No delay or omission on the part of any party to this Agreement in exercising any right, power or remedy provided by law or under this agreement shall (i) impair such right, power or remedy; or (ii) operate as a waiver thereof. The single or partial exercise of any right, power or remedy provided by law or under this Agreement shall not preclude any other or further exercise of any other right, power or remedy. The rights, powers and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers and remedies provided by law.

6.8 Notices. All notices, requests, demands, waivers and other communications to be given by either party hereunder shall be in writing and shall be (i) mailed by first-class, registered or certified mail, postage prepaid, (ii) sent by hand delivery or reputable overnight delivery service or (iii) transmitted by fax (provided that a copy is also sent by reputable overnight delivery service) addressed to the Secretary of the Issuer, the Secretary of TCWCIC or to the other Purchasers directly, as applicable, in each case at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, or such other address as may be specified in writing to the other party hereto. All such notices, requests, demands, waivers and other communications shall be deemed to have been given and received (i) if by personal delivery or fax, on the day of such delivery, (ii) if by first-class, registered or certified mail, on the fifth business day after the mailing thereof, or (iii) if by reputable overnight delivery service, on the day delivered.

6.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

6.10 Headings. The Article and Section headings contained herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

6.11 Entire Agreement. This Agreement, including the Schedule and Exhibits hereto, contains the entire understanding of the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

ISSUER:

ARBOLADA CAPITAL MANAGEMENT COMPANY

By:
Name:
Title:

PURCHASERS:

TCW CAPITAL INVESTMENT CORPORATION

By:
Name:
Title:

[Individual]

By:
Name:
Title:

[Individual]

By:
Name:
Title:

Schedule I

Purchaser	Number of Shares to be Purchased
TCW Capital Investment Corporation	[ ]
[Individual]	[ ]
[Individual]	[ ]

Total	[ ]

Annex I

Annex II